OVERTURE ACQUISITION CORP. ANNOUNCES ENTRY INTO
AGREEMENT WITH VICTORY PARK

GRAND CAYMAN, Cayman Islands January 26, 2010 – Overture Acquisition Corp. (NYSE Amex: NLX) (“Overture”) has entered into an agreement with Victory Park Capital Advisors, LLC (“Victory Park”), pursuant to which funds managed by Victory Park or other purchasers acceptable to Victory Park and Overture may purchase up to an aggregate of 2.0 million shares of Overture’s ordinary shares from third parties prior to Overture’s Extraordinary General Meeting of Shareholders. Victory Park is not an affiliate of Overture, its officers and directors and/or their respective affiliates, or Jefferson National Financial Corp. or their officers and directors and/or their respective affiliates. It is anticipated that Victory Park will effect purchases of Overture ordinary shares through independent, privately negotiated transactions with third parties who are institutions or other sophisticated investors that have voted against or indicated an intention to vote against the proposed Business Combination which is described in the Master Agreement, dated December 10, 2009, with Jefferson National Financial Corp. (“JNF”), JNF’s subsidiary, Jefferson National Life Insurance Company (“JNL”) and JNL Bermuda LLC, a wholly owned subsidiary of JNL, pursuant to which, among other things, following closing and amalgamation with JNL Bermuda, Overture’s wholly owned subsidiary, Overture Re Ltd. (“Overture Re”) will reinsure blocks of annuities and acquire a portfolio of securities, among other things, in consideration for $120 million in cash and Overture Re will be a long term reinsurer domiciled in Bermuda (the “Business Combination”), as described in Overture’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission on January 8, 2010 (the “Proxy Statement”).

Pursuant to the agreement with Victory Park, Overture will pay Victory Park a fee of 1.5% of the total purchase price of all shares of Overture’s ordinary shares purchased by Victory Park from third parties. In connection with the purchases of ordinary shares by Victory Park, Victory Park and Overture will enter into a stock purchase agreement, pursuant to which Overture will agree to purchase such ordinary shares from Victory Park at a price equal to the aggregate purchase price paid by Victory Park for such shares plus the 1.5% fee described above. No funds other than those payable to Victory Park or redeeming shareholders may be released from the trust account containing the net proceeds of Overture’s initial public offering following the consummation of the Business Combination until Overture has arranged for the payment in full of the amount due Victory Park. Such purchases, if made, would increase the likelihood that holders of a majority of shares of Overture’s ordinary shares will vote in favor of the Business Combination and that holders of less than 29.99% of Overture’s ordinary shares will vote against the Business Combination and seek redemption of their Overture ordinary shares into cash in accordance with Overture’s amended and restated memorandum and articles of association.

Not a Proxy Statement/Prospectus

This press release is not a proxy statement/prospectus or a solicitation of proxies from the holders of Overture’s securities. Any solicitation of proxies will be made only pursuant to the definitive proxy statement/prospectus being mailed to all Overture shareholders and warrantholders who hold such securities as of the record date. Interested investors and security holders are urged to read the definitive proxy statement/prospectus and appendices thereto and the Current Reports because they contain important information about Overture, Jefferson National Financial Corp., Jefferson National Life Insurance Company, and the proposals to be presented at the Extraordinary General Meeting of Shareholders and the Special Meeting of Warrantholders, as the case may be.

About Overture Acquisition Corp.

Overture Acquisition Corp. is a special purpose acquisition corporation incorporated in the Cayman Islands on September 25, 2007 as an exempted company.  It is a company formed for the purpose of effecting a merger, share capital exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses.

About Jefferson National Life Insurance Company

Jefferson National Life Insurance Company is a Texas insurance company and a wholly owned subsidiary of Jefferson National Financial Corp.  JNL was founded in 1937, is licensed in 49 states and run by current management team since 2003.  JNL currently offers annuity products through multiple distribution channels.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Overture, JNF, JNL and Overture’s business after completion of the proposed transactions. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, which are based upon the current beliefs and expectations of the management of Overture, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the Forward-Looking Statements: (i) Overture’s ability to complete its proposed business combination within the specified time limits; (ii) officers and directors allocating their time to other businesses or potentially having conflicts of interest with Overture’s business or in approving the Business Combination; (iii) success in retaining or recruiting, or changes required in, Overture’s officers, key employees or directors following the Business Combination; (iv) delisting of Overture’s securities from the NYSE Amex following the Business Combination; (v) the potential liquidity and trading of Overture’s public securities; (vi) Overture’s revenues and operating performance; (vii) changes in overall economic conditions; (viii) anticipated business development activities of Overture following the Business Combination; (ix) changing interpretations of generally accepted accounting principles, (x) continued compliance with government regulations, (xi) changing legislation or regulatory environments (xii) risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and (xiii) other relevant risks detailed in Overture’s filings with the SEC and those factors listed in the definitive proxy statement/prospectus under “Risk Factors.”  The information set forth herein should be read in light of such risks. None of Overture, JNF, or JNL assumes any obligation to update the information contained in this release.

Additional Information and Where to Find It

This press release is being made pursuant to and in compliance with Rules 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities.  Overture, JNF, JNL and their respective directors and officers may be deemed to be participants in the solicitation of proxies for the special meetings of Overture’s shareholders and warrantholders to be held to approve the proposed transactions described herein. The underwriters of Overture’s initial public offering may provide assistance to Overture, JNF, JNL and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. A substantial portion of the underwriters’ fees relating to Overture’s initial public offering were deferred pending stockholder approval of Overture’s initial business combination, and shareholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation. In connection with the proposed Business Combination (and related transactions) and amendment to the warrant agreement, Overture has filed with the SEC a definitive proxy statement/prospectus. Overture’s shareholders and warrantholders are advised to read the definitive proxy statement/prospectus and other documents filed with the SEC in connection with the solicitation of proxies for the Extraordinary General Meeting of Shareholders and the Special Meeting or Warrantholders because these documents contain important information. The definitive proxy statement/prospectus will be mailed to Overture’s shareholders and warrantholders as of January 7, 2010.  Overture’s shareholders and warrantholders will also be able to obtain a copy of the definitive proxy statement/prospectus, without charge, by directing a request to: Overture Acquisition Corp., 1133 Avenue of the Americas, Suite 3100, New York, New York 10036-6710, Attn: Mark Blazer, President. The definitive proxy statement/prospectus can also be obtained, without charge, at the SEC’s website at http://www.sec.gov.

Contacts:

Marc J. Blazer
President and Treasurer
Overture Acquisition Corp.
(646) 736-1376
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